Exhibit 99.1

GigCapital7 Corp. Announces Shareholder Approval of Business Combination

Palo Alto, CA, May 8, 2026 (BUSINESS WIRE) – GigCapital7 Corp. (NASDAQ: GIG) (“GigCapital7”) today announced that at the Extraordinary General Meeting of Shareholders (the “Extraordinary Meeting”) held on May 7, 2026, GigCapital7’s shareholders voted to approve the previously announced proposed business combination between GigCapital7, Hadron Energy, Inc. (“Hadron”) and MMR Merger Sub, Inc. (“Merger Sub”), as well as all other proposals related to the Business Combination, including the domestication from the Cayman Islands to Delaware which will occur at least two days prior to the merger of Hadron with and into Merger Sub.

GigCapital7 plans to file the results of the Extraordinary Meeting, as tabulated by an independent inspector of elections, on a Form 8-K with the Securities and Exchange Commission today.

In addition, GigCapital7 intends to file the certificate of corporate domestication and the interim certificate of incorporation approved by the shareholders at the Extraordinary Meeting promptly upon receiving necessary Nasdaq regulatory clearances. As a result, once such filing takes place, GigCapital7’s securities will commence trading as shares of common stock under the ticker symbol “GIG”, warrants under the ticker symbol “GIGGW”, and units under the ticker symbol “GIGGU” in domesticated GigCapital7 under the CUSIP numbers 37518P101, 37518P119, and 37518P200, respectively, with market effectiveness the following day, and with no changes to the number of outstanding securities.

About Hadron Energy, Inc.

Hadron is a pioneer in MMR technology. Designed to deliver 10 MWe of continuous power, the Halo MMR is smaller, more cost-effective, and faster to deploy than other proposed nuclear power solutions. The reactor’s vessel, core, and containment shell are fully truck-transportable, enabling deployment across AI data centers, industrial hubs, remote communities, and infrastructure facilities where traditional power solutions cannot deliver. Hadron is advancing the Halo MMR through an integrated program of technical development, NRC licensing engagement, and a growing portfolio of strategic supply chain and deployment partnerships. For more information, please visit www.hadronenergy.com.

About GigCapital7 Corp.

GigCapital7 Corp. is a Private-to-Public Equity (PPE)™ company, also known as a special purpose acquisition company (SPAC), with a Mentor-Investor™ methodology and a mission to partner with a high technology differentiating company to forge a successful path to the public markets through a business combination. Like all other GigCapital Private-to-Public Equity (PPE) entities, it aimed to partner with an innovative company with exceptional leaders in order to create an industry-leading partnership that will be successful for years to come, and hence is combining with Hadron Energy, Inc.

Private-to-Public Equity (PPE)™ and Mentor-Investor™ are trademarks of GigManagement, LLC, a member entity of GigCapital Global and affiliate of GigCapital7 Corp., used pursuant to agreement.

Forward-Looking Statements

This press release includes certain statements that may be considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, statements about future events or Hadron’s or GigCapital7’s future financial or operating performance. For example, statements regarding the domestication, benefits of the business combination between the parties and the anticipated timing of, and the funds expected to be available upon, the completion of the business combination are all forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations thereof or similar terminology.

These forward-looking statements regarding future events and the future results of Hadron and GigCapital7 are based upon estimates and assumptions that, while considered reasonable by Hadron, GigCapital7, and their respective management teams, are inherently uncertain and subject to risks, variability and contingencies, many of which are beyond Hadron’s or GigCapital7’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement or other definitive agreements in connection thereto; the outcome of any legal proceedings that may be instituted against Hadron, GigCapital7 or others following the announcement of the business combination and any definitive agreements with respect thereto; the inability to complete the business combination due to the failure to obtain consents and approvals of the shareholders of GigCapital7; failure to obtain financing to complete the business combination or to satisfy other conditions to closing; delays or failures to obtain necessary regulatory approvals required to complete the business combination or related transactions; changes to the proposed structure of the business combination as a result of applicable laws, regulations or conditions; projections, estimates and forecasts of revenue and other financial and performance metrics; projections about industry trends and market opportunity; expectations relating to the demand for Hadron’s Halo MMR; Hadron’s ability to scale and grow its business; the cash position of Hadron following closing of the business combination; the ability to meet listing standards in connection with, and following, the consummation of the business combination the risk that the business combination disrupts current plans and operations of Hadron as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Hadron to successfully commercialize its Halo MMR, and Hadron’s ability to source and maintain key relationships with management and key employees; costs related to the business combination; changes in applicable laws and regulations; political and economic developments and market volatility; the risk that Hadron does not ever enter into any definitive agreements in connection with commercialization of its technology; the risk that Hadron is pursuing an emerging market; and other risks and uncertainties set forth under “Risk Factors” and other documents filed, or to be filed, with the SEC by GigCapital7 and/or Hadron, including the registration statement that Hadron and GigCapital7 filed in connection with the business combination (the “Registration Statement”).

If any of these risks materialize or Hadron’s assumptions prove incorrect, actual results could differ materially from the results implied by the forward-looking statements. There may be additional risks that Hadron or GigCapital7 do not presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of Hadron or GigCapital7 reflect the expectations, plans or forecasts of future events and views of Hadron and GigCapital7 and speak only as of the date they are made. Neither Hadron nor GigCapital7 undertake any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. These forward-looking statements should not be relied upon as representing Hadron’s or GigCapital7’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus filed with the SEC meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Contacts

Hadron Energy Investor Center:

https://www.hadronenergy.com/investor-relations

Hadron Energy Media & Investor Contact:

Samuel Gibson

Chief Executive Officer

sgibson@hadronenergy.com

GigCapital7 Investor Contact:

Christine M. Marshall

Chief Financial Officer

christine@gigcapitalglobal.com